EXHIBIT 10.40

                                                                  EXECUTION COPY



                                     WAIVER

                           Dated as of August 14, 1998

                                       to

                                CREDIT AGREEMENT

                           Dated as of March 12, 1997


     PENNCORP FINANCIAL GROUP, INC., a Delaware corporation (the "Company"), the lenders signatory to the Credit Agreement referred to below (the "Banks"), the Managing Agents and the Co-Agents named therein (the "Agents") and THE BANK OF NEW YORK, as administrative agent for the Banks (the "Administrative Agent"), hereby agree as follows:

     1. Credit Agreement. Reference is hereby made to the Credit Agreement, dated as of March 12, 1997, among the Company, the Banks, the Agents and the Administrative Agent (as amended, modified or waived prior to the date hereof, the "Credit Agreement"). Terms used in this Waiver (this "Waiver") that are defined in the Credit Agreement and are not otherwise defined herein are used herein with the meanings therein ascribed to them. The Credit Agreement as modified by this Waiver is and shall continue to be in full force and effect and is hereby in all respects confirmed, approved and ratified.

     2. Waivers. (a) The Banks hereby waive compliance with Section 8.01(a) of the Credit Agreement to the extent that any non-compliance results solely from the failure to deliver the financial statements, balance sheets and certificates required by such Section 8.01(a) within 45 days after the end of the fiscal quarter of the Company ending June 30, 1998; provided that, notwithstanding the foregoing, the Company shall deliver such financial statements, balance sheets and certificates to each of the Banks no later than August 24, 1998.

     (b) The Banks hereby waive compliance with Section 8.10 of the Credit Agreement for the period (the "Waiver Period") from and including June 30, 1998 to and including September 28, 1998 to the extent that any non-compliance results solely from the write-down of the book value of Pennsylvania Life Insurance Company, Union Bankers Insurance Company, Constitution Life Insurance Company, Marquette Life Insurance Company, KIVEX, Inc. and/or Forum Benefits, Inc. (collectively, the "Held for Sale Companies", being the assets designated by the Company as "Held for Sale") in connection with the potential sale of the Held for Sale Companies; provided that, notwithstanding the foregoing, during such Waiver Period, the Company shall not permit the Leverage Ratio to exceed 46% at any time and provided, further, that, for the period (the "Restricted Payment Period") from and including August 14, 1998 to and including September 28, 1998, the Company shall not (i) make, or permit any Subsidiary to make, any Restricted Payment or (ii) incur any Indebtedness (other than the Loans under the Credit Agreement).

     (c) The Banks hereby waive compliance with Section 8.13 of the Credit Agreement for the Waiver Period to the extent that any non-compliance results solely from the write-down of the book value of any or all of the Held For Sale Companies in connection with the potential sale thereof ; provided that, notwithstanding the foregoing, during such Waiver Period, the Company shall not permit the Net Worth of the Company and its Consolidated Subsidiaries to be less than $625,000,000 at any time and provided, further, that, for the Restricted Payment Period, the Company shall not (i) make, or permit any Subsidiary to make, any Restricted Payment or (ii) incur any Indebtedness (other than the Loans under the Credit Agreement).

     For purposes hereof, "Restricted Payment" shall mean any payment on account of any purchase, redemption, retirement, exchange or conversion of (i) any share of capital stock of the Company or any security convertible into, or any option, warrant or other right to acquire, any share of capital stock of the Company or
(ii) the Subordinated Notes or any other subordinated Indebtedness.

     3. Fees. The Company agrees to pay, on August 14, 1998, a fee to each Bank that executes this Waiver on or before August 14, 1998, such fee to be in an amount for each such Bank equal to 0.05% of such Bank's Commitment on August 14, 1998. Such fees, once paid, shall not be refundable in whole or in part.

     4. Effective Date. The waivers provided for herein shall be effective as of the date first written above, but shall not become effective as of such date until this Waiver has been executed by the Company, the Majority Banks and the Administrative Agent.

     5. Governing Law. This Waiver shall be governed by, and construed in accordance with, the law of the State of New York.

     6. Counterparts. This Waiver may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Waiver by signing any such counterpart.

     IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed as of the day and year first above written.


                                       PENNCORP FINANCIAL GROUP, INC.


                                       By: /s/James P. McDermott
                                       -------------------------
                                       Name:  James P. McDermott
                                       Title: EVP & CFO


                                       THE BANK OF NEW YORK, as
                                       Administrative Agent and as a Bank


                                       By: /s/Lizanne T. Eberle
                                       ------------------------
                                       Name:  Lizanne T. Eberle
                                       Title: Vice President


                                       THE CHASE MANHATTAN BANK, as a
                                       Managing Agent and as a Bank


                                       By: /s/Helen L. Newcomb
                                       -----------------------
                                       Name:  Helen L. Newcomb
                                       Title: Vice President


                                       THE FIRST NATIONAL BANK OF CHICAGO,
                                       as a Managing Agent and as a Bank


                                       By: /s/ Bruce E. Cox
                                       ------------------------
                                       Name:   Bruce E. Cox
                                       Title:  Vice President


                                       NATIONSBANK, N.A., as a Managing Agent
                                       and as a Bank


                                       By: /s/Jim V. Miller
                                       ------------------------
                                       Name:  Jim V. Miller
                                       Title: Senior Vice President


                                       FLEET NATIONAL BANK, as a Co-Agent
                                       and as a Bank


                                       By: /s/William A. Bagby
                                       ------------------------
                                       Name:  William A. Bagby
                                       Title: Senior Vice President


                                       MELLON BANK, N.A., as a Co-Agent
                                       and as a Bank


                                       By:
                                       ------------------------
                                       Name:
                                       Title:


                                       BANK OF MONTREAL, as a Co-Agent
                                       and as a Bank


                                       By: /s/Brian L. Banke
                                       ------------------------
                                       Name:  Brian L. Banke
                                       Title: Director

                                       CIBC INC., as a Co-Agent and as a Bank


                                       By: /s/Edward C. Neu
                                       ------------------------
                                       Name:  Edward Neu
                                       Title: Executive Director
                                              CIBC Oppenheimer Corp., as agent


                                       DRESDNER BANK AG, NEW YORK BRANCH &
                                       GRAND CAYMAN BRANCH, as a Co-Agent
                                       and as a Bank


                                       By:
                                       ------------------------
                                       Name:
                                       Title:


                                       SUNTRUST BANK, CENTRAL FLORIDA
                                       NATIONAL ASSOCIATION


                                       By:
                                       ------------------------
                                       Name:
                                       Title:


                                       BANK ONE, TEXAS N.A.


                                       By: /s/Robert Humphreys
                                       ------------------------
                                       Name:  Robert Humphreys
                                       Title: Vice President


                                       FIRST UNION NATIONAL BANK


                                       By: /s/Thomas L. Stitchberry
                                       ----------------------------
                                       Name:  Thomas L. Stitchberry
                                       Title: Senior Vice President


                                       LTCB TRUST COMPANY


                                       By: /s/Jun Ebihara
                                       ------------------------
                                       Name:  Jun Ebihara
                                       Title: Senior Vice President


                                       ING (U.S.) CAPITAL CORPORATION


                                       By: /s/T.D. Prangley
                                       ------------------------
                                       Name:  T.D. Prangley
                                       Title: Vice President